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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-13711              13-3429953
 (State or other jurisdiction of       (Commission            (IRS Employer
  incorporation or organization)       File Number)        Identification No.)

      4211 W. Boy Scout Boulevard, Tampa, Florida                33607
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.01   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2005, Walter Industries, Inc., issued a press release filed herewith as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the fourth quarter ended December 31, 2004.

ITEM 5.02   CHANGE OF DIRECTORS/PRINCIPAL OFFICERS

On February 22, 2005, Walters Industries, Inc. issued a press release filed herewith as Exhibit 99.2 and incorporated herein by reference, announcing the intended retirement of Don DeFosset, Chairman, President and Chief Executive Officer of the Company. Mr. DeFosset will continue in his current capacity until a successor has been hired, a process the Board of Directors anticipates will take several months.

ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On February 22, 2005, Walter Industries, Inc., issued a press release announcing its first-quarter and full-year 2005 earnings expectations. A copy of the Walter Industries, Inc. press release is attached hereto as Exhibit 99.3.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WALTER INDUSTRIES, INC.

                                    By:    /s/ Victor P. Patrick
                                           -------------------------------------
                                    Title: Victor P. Patrick
                                           Sr. Vice President, General Counsel
                                           and Secretary

Date:  February 22, 2005

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                                  EXHIBIT INDEX

(99.1)  Press release dated:        February 22, 2005, Walter Industries
                                    Announces Strong 2004 Fourth Quarter and
                                    Annual Results

(99.2)  Press release dated:        February 22, 2005,Walter Industries
                                    Announces Forthcoming Retirement of
                                    Chairman, President and CEO Don DeFosset

(99.3)  Press release dated:        February 22, 2005,Walter Industries
                                    Announces First-Quarter and Full-Year 2005
                                    Earnings Expectations